SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund -- Class A Shares
Fiscal period ending: July 31, 1995
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years

P   = Initial Investment         $1000    $1000        $1000

ERV = Ending Redeemable Value    $1270    $2254        $5010

T   = Average Annual
      Total Return               27.00%    17.65%      17.49%


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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund -- Class B Shares
Fiscal period ending: July 31, 1995
Inception date (if less than 10 years of performance):
April 27, 1992

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1000      $         $1000

ERV = Ending Redeemable Value    $1287      $         $1684

T   = Average Annual
      Total Return               28.65%     %         17.34%*

                   *Life of fund, if less than 10 years
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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund -- Class M Shares
Fiscal period ending: July 31, 1995
Inception date (if less than 10 years of performance):
December 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $          $         $1000

ERV = Ending Redeemable Value    $          $         $1229

T   = Average Annual
      Total Return               %          %         22.93%*

                   *Life of fund, if less than 10 years

         SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund -- Class Y Shares
Fiscal period ending: July 31, 1995
Inception date (if less than 10 years of performance):
April 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1000      $         $1000

ERV = Ending Redeemable Value    $1349      $         $1347

T   = Average Annual
      Total Return               34.90%     %         25.08%*

                   *Life of fund, if less than 10 years